SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Classes A, B and C



Prospectus

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                            July 1, 2005
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                            Scudder Inflation Protected Plus Fund










As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Contents
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     How the Fund Works                         How to Invest in the Fund

     4  The Fund's Main Investment              17  Choosing a Share Class
         Strategy
                                                23  How to Buy Class A, B and C
     6  The Main Risks of Investing                 Shares
        in the Fund
                                                24  How to Exchange or Sell
     9  The Fund's Performance                      Class A, B and C Shares
        History
                                                25  Policies You Should Know
    10  How Much Investors Pay                      About

    12  Other Policies and Secondary            37  Understanding Dividends,
        Risks                                       Distributions and Taxes

    13  Who Manages and Oversees
        the Fund

    15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in this fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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                                               |  Class A     Class B    Class C

                                  fund number  |  454         654        754

  Scudder Inflation Protected Plus Fund
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The Fund's Main Investment Strategy

The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed-income and currency markets.

In pursuing its investment objective, the fund seeks to protect against the erosive effect that US inflation can have on investment returns. The fund does this by investing primarily in inflation-indexed bonds, which are fixed-income securities that are structured to provide protection against inflation. The value of an inflation-indexed bond's principal and the interest income paid on the bond is adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or comparable inflation index.

The bond investment process involves both "top down" analysis as well as "bottom up" security selection. In completing top down analysis, the portfolio managers take into account breakeven rates of inflation, current economic conditions, real yield curve shape and high quality credit spread levels. The results of this analysis determine the overall characteristics and structure of the fund's portfolio.

Having determined the desired overall structure of the fund's portfolio, the portfolio managers select individual securities which best achieve that portfolio composition. Relative value compared to similar securities, liquidity of holdings, and credit quality of issuers are all factors considered by management when bonds are purchased and sold in the portfolio.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently, which may result in increased portfolio costs.


In implementing the global asset allocation strategy, the fund uses derivatives, such as futures and options, as well as currency management techniques, as discussed below, to generate income with the expectation of adding to the fund's investment returns. While the fund may use these or similar instruments and techniques to hedge existing positions in the inflation-indexed bond portion of its portfolio, derivatives and currency transactions, when used as part of the global asset allocation strategy, generally will not be used for hedging purposes.

In connection with the global asset allocation strategy, the fund may invest in options and futures based on any type of security or index including options and futures traded on foreign exchanges. The use of options and futures strategies, including selling futures, buying puts and writing calls, tends to increase and will broaden the fund's market exposure. The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Options and futures may be combined with each other, or with forward currency exchange contracts, in order to adjust the risk and return characteristics of the strategy.


The fund may lend its investment securities up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Inflation-Indexed Bond Risk. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US.

Interest Rate Risk. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Derivatives Risk. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Risks associated with derivatives include:

o    the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in an investment that allows investors' income and principal to keep pace with inflation over time.

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market; and

o the derivative transaction might expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that the fund will use derivatives or that they will benefit the fund or produce the intended result, and their use could cause lower returns or even losses to the fund.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, the fund may use currency management techniques, such as entering into forward currency exchange contracts, buying and selling options and futures contracts relating to foreign currencies, and purchasing securities indexed to foreign currencies. The performance of these investments depends, at least in part, on the performance of the underlying currency. These investments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failures, default by the other party, or the inability to close out a position because the trading market becomes illiquid.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Another factor that could affect the fund's performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


The Fund's Performance History

As the fund has not yet commenced operations, no performance information is available as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

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Fee Table                                   Class A       Class B      Class C
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed on        2.75%(1)     None          None
Purchases (as % of offering price)
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Maximum Contingent Deferred Sales Charge      None(2)      4.00%         1.00%
(Load) (as % of redemption proceeds)
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Redemption/Exchange Fee on shares owned       2.00         2.00          2.00
less than 15 days (as % of redemption
proceeds)(3)
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                0.40%        0.40%         0.40%
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Distribution/Service (12b-1) Fee              0.25         1.00          1.00
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Other Expenses(4)                             0.60         0.60          0.60
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Total Annual Operating Expenses               1.25         2.00          2.00
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Less Expense Waiver/Reimbursement(5)          0.35         0.35          0.35
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Net Annual Fund Operating Expenses            0.90         1.65          1.65
(after waiver)(5)
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(1)  Because of rounding in the calculation of offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A Shares").

(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.


(4) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for one year.

(5) Through January 30, 2007, the advisor and the administrator have contractually agreed to waive all or a portion of the management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                                           1 Year            3 Years
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Expenses, assuming you sold your shares at the end of each period
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Class A shares                                    $364              $617
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Class B shares                                     568               883
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Class C shares                                     268               583
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Expenses, assuming you kept your shares
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Class A shares                                    $364              $617
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Class B shares                                     168               583
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Class C shares                                     168               583
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                                       11

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of normally investing 80% of its net assets in inflation-indexed bonds and derivatives related to these securities.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Investment Advisor. DeAM, Inc. is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sales decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

As compensation for its services, DeAM, Inc. is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.40% for the first $1.5 billion, 0.375% for the next $500 million, 0.36% for the next billion, 0.345% for the next billion, 0.33% for the next billion, 0.315% for the next billion, and 0.30% for amounts over $6 billion.

The portfolio managers

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the fund.

Jan C. Faller                       Janet Campagna
Managing Director of Deutsche       Managing Director of Deutsche
Asset Management and Co-Manager     Asset Management and Co-Manager
of the fund.                        of the fund.
 o   Joined Deutsche Asset           o   Joined Deutsche Asset
     Management in 1999 after            Management in 1999.
     nine years of experience as         Investment strategist and
     investment manager for              manager of the asset
     PanAgora Asset Management           allocation strategies group
     and banking officer for             for Barclays Global
     Wainwright Bank & Trust Co.         Investors from 1994 to 1999.
 o   Portfolio manager for           o   Head of Advanced Research
     Enhanced Strategies & Mutual        and Quantitative Strategies.
     Funds Group: New York.          o   Over 12 years of investment
 o   BA, Westmont College; MBA,          industry experience.
     Amos Tuck School, Dartmouth     o   BS, Northeastern
     College.                            University; MS, Social
                                         Science, California
                                         Institute of Technology;
                                         PhD, Political Science,
                                         University of California at
                                         Irvine.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.


Financial Highlights

As the fund has not yet commenced operations, no financial data is available as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes A, B and C features               Points to help you compare
================================================================================
Class A

o Sales charges of up to 2.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o Up to 0.75% annual distribution fee
  and up to 0.25% shareholder servicing
  fee
================================================================================
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B shares, but your
o Deferred sales charge of 1.00%,           shares never convert to Class A, so
  charged when you sell shares you          annual expenses remain higher
  bought within the last year

o Up to 0.75% annual distribution fee
  and up to 0.25% shareholder servicing
  fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund's advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

--------------------------------------------------------------------------------
                            Front-end Sales
                              Charge as %       Front-end Sales Charge as % of
Your investment           of offering price*          your net investment
--------------------------------------------------------------------------------
Up to $100,000                   2.75%               2.97%
--------------------------------------------------------------------------------
$100,000 -$249,999                2.50                2.56
--------------------------------------------------------------------------------
$250,000 -$499,999                2.00                2.04
--------------------------------------------------------------------------------
$500,000 -$999,999                1.50                1.52
--------------------------------------------------------------------------------
$1 million or more                        See below and next page
--------------------------------------------------------------------------------

* The offering price includes the sales charge.

Because of rounding in the calculation of front-end sales charges the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

o you are investing a total of $100,000 or more in Class A shares of several retail Scudder funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of up to 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

--------------------------------------------------------------------------------
Year after you bought shares                  CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                       4.00%
--------------------------------------------------------------------------------
Second or third year                              3.00
--------------------------------------------------------------------------------
Fourth or fifth year                              2.00
--------------------------------------------------------------------------------
Sixth year                                        1.00
--------------------------------------------------------------------------------
Seventh year and later                None (automatic conversion to Class A)
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of up to 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

--------------------------------------------------------------------------------
Year after you bought shares                CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                           1.00%
--------------------------------------------------------------------------------
Second year and later                                 None
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Class A, B and C

Shares Once you've chosen a share class, use these instructions to make investments.

================================================================================
First investment                          Additional investments
================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more for Automatic Investment      Investment Plan
Plans
================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            (800) 621-1048
================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
================================================================================



--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 31
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and log in        o Go to www.scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or a retirement plan, check the materials you received from them about how to buy and sell shares because financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor or its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy and QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or of you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors, Inc., the fund's distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                 --------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors (and, in certain instances, Class A investors) a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

The fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

o withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any sales charges or applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Dividends, Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of fund shares.) A fund may not always pay a dividend or distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: The fund declares dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

=====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
=====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
=====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund shares
  held for more than one year        held for one year or less
=====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply. The fund does not expect that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends received deduction for a portion of income dividends they receive.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. The fund's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The fund's SAI and shareholder reports are also available through the Scudder Web site.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                 SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza           Public Reference Section
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
www.scudder.com                     www.sec.gov
(800) 621-1048                      (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



SCUDDER
INVESTMENTS                         SEC File Number:

                                    Scudder Inflation Protected
A Member of                            Plus Fund                        811-6071
Deutsche Asset Management [LOGO]

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I

                            Class S Shares


Prospectus

--------------------------------------------------------------------------------
                            July 1, 2005
--------------------------------------------------------------------------------
                        |
                        |   Scudder Inflation Protected Plus Fund







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                    How to Invest in the Fund

     4  The Fund's Main Investment        17  How to Buy, Sell and
         Strategy                             Exchange Class S Shares

     6  The Main Risks of Investing       19  Policies You Should Know
        in the Fund                           About

     9  The Fund's Performance            29  Understanding Dividends,
        History                               Distributions and Taxes

    10  How Much Investors Pay

    11  Other Policies and Secondary
        Risks

    13  Who Manages and Oversees
        the Fund

    15  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in this fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                                     |   Class S
                                                                     |
                                                         fund number |   354
--------------------------------------------------------------------------------

Scudder Inflation Protected Plus Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed-income and currency markets.

In pursuing its investment objective, the fund seeks to protect against the erosive effect that US inflation can have on investment returns. The fund does this by investing primarily in inflation-indexed bonds, which are fixed-income securities that are structured to provide protection against inflation. The value of an inflation-indexed bond's principal and the interest income paid on the bond is adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or comparable inflation index.

The bond investment process involves both "top down" analysis as well as "bottom up" security selection. In completing top down analysis, the portfolio managers take into account breakeven rates of inflation, current economic conditions, real yield curve shape and high quality credit spread levels. The results of this analysis determine the overall characteristics and structure of the fund's portfolio.

Having determined the desired overall structure of the fund's portfolio, the portfolio managers select individual securities which best achieve that portfolio composition. Relative value compared to similar securities, liquidity of holdings, and credit quality of issuers are all factors considered by management when bonds are purchased and sold in the portfolio.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently, which may result in increased portfolio costs.


In implementing the global asset allocation strategy, the fund uses derivatives, such as futures and options, as well as currency management techniques, as discussed below, to generate income with the expectation of adding to the fund's investment returns. While the fund may use these or similar instruments and techniques to hedge existing positions in the inflation-indexed bond portion of its portfolio, derivatives and currency transactions, when used as part of the global asset allocation strategy, generally will not be used for hedging purposes.

In connection with the global asset allocation strategy, the fund may invest in options and futures based on any type of security or index including options and futures traded on foreign exchanges. The use of options and futures strategies, including selling futures, buying puts and writing calls, tends to increase and will broaden the fund's market exposure. The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Options and futures may be combined with each other, or with forward currency exchange contracts, in order to adjust the risk and return characteristics of the strategy.


The fund may lend its investment securities up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Inflation-Indexed Bond Risk. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US.

Interest Rate Risk. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed- income securities with similar durations. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Derivatives Risk. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Risks associated with derivatives include:

o  the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market; and

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in an investment that allows investors' income and principal to keep pace with inflation over time.

o the derivative transaction might expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that the fund will use derivatives or that they will benefit the fund or produce the intended result, and their use could cause lower returns or even losses to the fund.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, the fund may use currency management techniques, such as entering into forward currency exchange contracts, buying and selling options and futures contracts relating to foreign currencies, and purchasing securities indexed to foreign currencies. The performance of these investments depends, at least in part, on the performance of the underlying currency. These investments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failures, default by the other party, or the inability to close out a position because the trading market becomes illiquid.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Another factor that could affect the fund's performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


The Fund's Performance History

As the fund has not yet commenced operations, no performance information is available as of the date of this prospectus.

How Much Investors Pay

The fund's Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange Fee on shares owned less than 15 days           2.00%
(as % of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                      0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses(2)                                                    0.72
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.12
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement(3)                                 0.32
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                                   0.80
(after waiver)(3)
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.


(2) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for one year.

(3) Through January 30, 2007, the advisor and the administrator have contractually agreed to waive all or a portion of the management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.80% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                          1 Year              3 Years
--------------------------------------------------------------------------------
Class S                                           $82                 $314
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of normally investing 80% of its net assets in inflation-indexed bonds and derivatives related to these securities.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Investment Advisor. DeAM, Inc. is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sales decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

As compensation for its services, DeAM, Inc. is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.40% for the first $1.5 billion, 0.375% for the next $500 million, 0.36% for the next billion, 0.345% for the next billion, 0.33% for the next billion, 0.315% for the next billion, and 0.30% for amounts over $6 billion.

The portfolio managers

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the fund.


Jan C. Faller                      Janet Campagna
Managing Director of Deutsche      Managing Director of Deutsche
Asset Management and               Asset Management and Co-Manager
Co-Manager of the fund.            of the fund.
 o Joined Deutsche Asset            o Joined Deutsche Asset
   Management in 1999 after           Management in 1999.
   nine years of experience as        Investment strategist and
   investment manager for             manager of the asset
   PanAgora Asset Management          allocation strategies group
   and banking officer for            for Barclays Global
   Wainwright Bank & Trust Co.        Investors from 1994 to 1999.
 o Portfolio manager for            o Head of Advanced Research
   Enhanced Strategies &              and Quantitative Strategies.
   Mutual Funds Group: New          o Over 12 years of investment
   York.                              industry experience.
 o BA, Westmont College; MBA,       o BS, Northeastern University;
   Amos Tuck School, Dartmouth        MS, Social Science,
   College.                           California Institute of
                                      Technology; PhD, Political
                                      Science, University of
                                      California at Irvine.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

As the fund has not yet commenced operations, no financial data is available as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
$1,000 or more for Automatic Investment   Investment Plan
Plans
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         25
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares, as applicable. The fund has other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER or contact your financial advisor.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to myScudder.com.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this Prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund (see "How the fund calculates share price").

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value), on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor or its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

---------------------------------------------------------------------------
For Class S shares
---------------------------------------------------------------------------
Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890
---------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call 1-800-SCUDDER or contact your financial advisor for more information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value or NAV, the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

The fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Dividends, Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a dividend or distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: The fund declares dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
--------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply. The fund does not expect that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends received deduction for a portion of income dividends they receive.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

For More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. The fund's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. The fund's SAI and shareholder reports are also available through the Scudder Web site.
--------------------------------------------------------------------------------


Scudder Investments                                   SEC
--------------------------------------------------------------------------------
PO Box 219669                                         Public Reference Section
Kansas City, MO 64121-9669                            Washington, D.C.
myScudder.com                                         20549-0102
1-800-SCUDDER                                         www.sec.gov
                                                      1-202-942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                  SEC File Number:
A Member of
Deutsche Asset Management [LOGO]  Scudder Inflation Protected Plus Fund 811-6071

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Taxable Income I
                            Institutional Class

Prospectus
--------------------------------------------------------------------------------
                            July 1, 2005
--------------------------------------------------------------------------------

                            Scudder Inflation Protected Plus Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                     How to Invest in the Fund

     4  The Fund's Main Investment         16  Buying and Selling
         Strategy                              Institutional Class Shares

     6  The Main Risks of Investing        20  Policies You Should Know
        in the Fund                            About

     9  The Fund's Performance             29  Understanding Dividends,
        History                                Distributions and Taxes

    10  How Much Investors Pay

    11  Other Policies and Secondary
        Risks

    12  Who Manages and Oversees
        the Fund

    14  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in this fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                            Institutional Class

                                            fund number     854



Scudder Inflation Protected Plus Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed-income and currency markets.

In pursuing its investment objective, the fund seeks to protect against the erosive effect that US inflation can have on investment returns. The fund does this by investing primarily in inflation-indexed bonds, which are fixed-income securities that are structured to provide protection against inflation. The value of an inflation-indexed bond's principal and the interest income paid on the bond is adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or comparable inflation index.

The bond investment process involves both "top down" analysis as well as "bottom up" security selection. In completing top down analysis, the portfolio managers take into account break even rates of inflation, current economic conditions, real yield curve shape and high quality credit spread levels. The results of this analysis determine the overall characteristics and structure of the fund's portfolio.

Having determined the desired overall structure of the fund's portfolio, the portfolio managers select individual securities which best achieve that portfolio composition. Relative value compared to similar securities, liquidity of holdings, and credit quality of issuers are all factors considered by management when bonds are purchased and sold in the portfolio.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently, which may result in increased portfolio costs.

In implementing the global asset allocation strategy, the fund uses derivatives, such as futures and options, as well as currency management techniques, as discussed below, to generate income with the expectation of adding to the fund's investment returns. While the fund may use these or similar instruments and techniques to hedge existing positions in the inflation-indexed bond portion of its portfolio, derivatives and currency transactions, when used as part of the global asset allocation strategy, generally will not be used for hedging purposes.


In connection with the global asset allocation strategy, the fund may invest in options and futures based on any type of security or index including options and futures traded on foreign exchanges. The use of options and futures strategies, including selling futures, buying puts and writing calls, tends to increase and will broaden the fund's market exposure. The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Options and futures may be combined with each other, or with forward currency exchange contracts, in order to adjust the risk and return characteristics of the strategy.


The fund may lend its investment securities up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Inflation-Indexed Bond Risk. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US.

Interest Rate Risk. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed- income securities with similar durations. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Derivatives Risk. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Risks associated with derivatives include:

o    the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in an investment that allows investors' income and principal to keep pace with inflation over time.

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market; and

o the derivative transaction might expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that the fund will use derivatives or that they will benefit the fund or produce the intended result, and their use could cause lower returns or even losses to the fund.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default. Because this fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.


o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, the fund may use currency management techniques, such as entering into forward currency exchange contracts, buying and selling options and futures contracts relating to foreign currencies, and purchasing securities indexed to foreign currencies. The performance of these investments depends, at least in part, on the performance of the underlying currency. These investments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failures, default by the other party, or the inability to close out a position because the trading market becomes illiquid.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Another factor that could affect the fund's performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

The Fund's Performance History

As the fund has not yet commenced operations, no performance information is available as of the date of this prospectus.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange Fee on shares owned less than 15 days             2.00%
(as % of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses(2)                                                      0.46
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.86
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement(3)                                   0.21
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses
(after waiver)(3)                                                      0.65
--------------------------------------------------------------------------------


(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.


(2) Because the fund has no operating history prior to the date of this prospectus, these expenses are based on estimated amounts for one year.

(3) Through January 30, 2007, the advisor and the administrator have contractually agreed to waive all or a portion of the management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.65%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                          1 Year             3 Years
--------------------------------------------------------------------------------
Institutional Class                               $66                 $243
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

Other policies

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of normally investing 80% of its net assets in inflation-indexed bonds and derivatives related to these securities.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The fund may trade securities actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Investment Advisor. DeAM, Inc. is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sales decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

As compensation for its services, DeAM, Inc. is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.40% for the first $1.5 billion, 0.375% for the next $500 million, 0.36% for the next billion, 0.345% for the next billion, 0.33% for the next billion, 0.315% for the next billion, and 0.30% for amounts over $6 billion.

The portfolio managers

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the fund.


Jan C. Faller                                   Janet Campagna
Managing Director of Deutsche                   Managing Director of Deutsche
Asset Management and Co-Manager                 Asset Management and Co-Manager
of the fund.                                    of the fund.
o   Joined Deutsche Asset                       o   Joined Deutsche Asset
    Management in 1999 after                        Management in 1999.
    nine years of experience as                     Investment strategist and
    investment manager for                          manager of the asset
    PanAgora Asset Management                       allocation strategies group
    and banking officer for                         for Barclays Global
    Wainwright Bank & Trust Co.                     Investors from 1994 to 1999.
o   Portfolio manager for                       o   Head of Advanced Research
    Enhanced Strategies &                           and Quantitative Strategies.
    Mutual Funds Group:                         o   Over 12 years of investment
    New York.                                       industry experience.
o   BA, Westmont College; MBA,                  o   BS, Northeastern University;
    Amos Tuck School, Dartmouth                     MS, Social Science,
    College.                                        California Institute of
                                                    Technology; PhD, Political
                                                    Science, University of
                                                    California at Irvine.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

As the fund has not yet commenced operations, no financial data is available as of the date of this prospectus.

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

o    Employee benefit plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A current or former director or trustee of the Deutsche or Scudder mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

=====================================================================
By Phone:           (800) 730-1313
=====================================================================
First Investments   Scudder Investments Service Company
By Mail:            P.O. Box 219356
                    Kansas City, MO 64121-9356
=====================================================================
Additional          Scudder Investments Service Company
Investments         P.O. Box 219154
By Mail:            Kansas City, MO 64121-9154
=====================================================================
By Overnight Mail:  Scudder Investments Service Company
                    210 W. 10th Street
                    Kansas City, MO 64105-1614
=====================================================================
By Fax (for         (800) 821-6234
exchanging and
selling shares
only):
=====================================================================


You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

=====================================================================
MAIL:               Complete and sign the account application that
                    accompanies this prospectus. (You may obtain
                    additional applications by calling the transfer
                    agent.) Mail the completed application along
                    with a check payable to the fund you have
                    selected to the transfer agent. Be sure to
                    include the fund number. The addresses are
                    shown under "How to contact the transfer agent."
=====================================================================
WIRE:               Call the transfer agent to set up a wire
                    account.
=====================================================================
FUND NAME AND       Scudder Inflation Protected Plus Fund --
FUND NUMBER:        Institutional Class -- 854
=====================================================================

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to "Scudder Inflation Protected Plus Fund -- Institutional Class," to the transfer agent. Be sure to include the fund number and your account number on your check. The applicable addresses are shown above under "How to contact the transfer agent." (For fund numbers, see "How to open your fund account.") If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

=====================================================================
Bank Name:          State Street Kansas City
=====================================================================
Routing No:         101003621
=====================================================================
Attn:               Scudder Funds
=====================================================================
DDA No:             751-069-01
=====================================================================
FBO:                (Account name)
                    (Account number)
=====================================================================
Credit              Scudder Inflation Protected Plus Fund --
                    Institutional Class
=====================================================================

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in discussion of redemption fees);

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices reasonably designed to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor or its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

The fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Dividends, Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a dividend or distribution for a given period.


The fund has a regular schedule for paying out any earnings to shareholders:

o    Income dividends: The fund declares dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment at NAV is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
====================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund        securities held by the fund
  for more than one year             for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower rates to apply. The fund does not expect that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends received deduction for a portion of income dividends they receive.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. The fund's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The fund's SAI and shareholder reports are also available through the Scudder Web site.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Scudder Investments               SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza         Public Reference Section
Chicago, IL 60606-5808            Washington, D.C. 20549-0102
www.scudder.com                   www.sec.gov
(800) 730-1313                    (202) 942-8090





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


Scudder
Investments
                                  SEC File Number:
A Member of
Deutsche Asset Management [LOGO]  Scudder Inflation Protected Plus Fund 811-6071

                           SCUDDER INSTITUTIONAL FUNDS

                      SCUDDER INFLATION PROTECTED PLUS FUND
                        Classes A, B, C and Institutional
                                  July 1, 2005

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B, C and the Institutional Class prospectuses dated July 1, 2005, as amended from time to time, for Scudder Inflation Protected Plus Fund (the "Fund"), a series of Scudder Institutional Funds (the "Trust"), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. They are also available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

When issued, the Annual Report to Shareholders will accompany this Statement of Additional Information and is incorporated herein by reference and is deemed to be part of this Statement of Additional Information.

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
         Investment Objective..................................................1
         Investment Policies...................................................1
         Investment Restrictions..............................................23
         Portfolio Holdings Information.......................................24

MANAGEMENT OF THE FUND........................................................25
         Investment Advisor...................................................25

FUND SERVICE PROVIDERS........................................................32
         Underwriter..........................................................32
         Administrator........................................................34
         Independent Registered Public Accounting Firm........................34
         Legal Counsel........................................................34
         Fund Accounting Agent................................................34
         Custodian, Transfer Agent and Shareholder Service Agent..............35

PORTFOLIO TRANSACTIONS........................................................35

PURCHASE AND REDEMPTION OF SHARES.............................................37

DIVIDENDS.....................................................................47

TAXES    .....................................................................48

NET ASSET VALUE...............................................................54

TRUSTEES AND OFFICERS.........................................................55

ORGANIZATION OF THE TRUST.....................................................64

PROXY VOTING GUIDELINES.......................................................64

ADDITIONAL INFORMATION........................................................66

APPENDIX......................................................................67

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call 1-800-621-1048, or 1-800-730-1313 for the Institutional Class, to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Fund's investment objective, policies and restrictions. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is maximum inflation-adjusted return, consistent with preservation of capital.

Investment Policies

The Fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US governments, non-US government, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

An inflation-indexed bond is a fixed income security or other instrument that is structured to provide protection against inflation. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or comparable inflation index.

The bond investment process involves both `top down' analysis as well as `bottom up' security selection. In completing top down analysis managers take into account breakeven rates of inflation, current economic conditions, real yield curve shape and high quality credit spread levels. The results of this analysis determine the overall characteristics and structure of the portfolio.

Having determined the desired overall structure of the portfolio, the managers select individual securities which best achieve that portfolio composition. Relative value compared to similar securities, liquidity of holdings, and credit quality of issuers are all factors considered by management when bonds are purchased and sold in the portfolio.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short-and-medium-term market moves. We take the investment views of Deutsche Asset Management's best bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short-and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. The use of options and futures strategies, including selling futures, buying puts and writing calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the Advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The following is a discussion of the various investments of and techniques employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. As a matter of non-fundamental operating policy, the Fund may also be subject to additional restrictions. See "Investment Restrictions - Non-Fundamental Policies."


--------------------------------------------------------------------------------------------------------------------
                                                                                              Scudder Inflation
INVESTMENT PRACTICE                                                                          Protected Plus Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use

20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                                       o
--------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                                o
--------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
Inflation-Indexed Bonds                                                                               |
--------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                                |
--------------------------------------------------------------------------------------------------------------------
Corporate Bonds                                                                                       |
--------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                                 |
--------------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Banker's Acceptances                                                      |
--------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                                      |
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                                 |
--------------------------------------------------------------------------------------------------------------------
Variable Rate Master Demand Notes                                                                     o
--------------------------------------------------------------------------------------------------------------------
US Government Securities                                                                              |
--------------------------------------------------------------------------------------------------------------------
Custodial Receipts                                                                                    o
--------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                                    |
--------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                                                              |
--------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                                                      o
--------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                                                           |
--------------------------------------------------------------------------------------------------------------------
Put Bonds                                                                                             |
--------------------------------------------------------------------------------------------------------------------
Bank Loans                                                                                            o
--------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------------------------------------------
Options on Securities                                                                                 |
--------------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                                                         |
--------------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                                                                  |
--------------------------------------------------------------------------------------------------------------------


                                       2

--------------------------------------------------------------------------------------------------------------------
                                                                                              Scudder Inflation
INVESTMENT PRACTICE                                                                          Protected Plus Fund
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|        Permitted without limit

o        Permitted without limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use

20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
====================================================================================================================

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                                                     |
--------------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                                                               |
--------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)                              |
--------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------------------------------
Swap Agreement                                                                                        |
--------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                                     20%
--------------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                                                              20%
--------------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                                                              20%
--------------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                                                             20%
--------------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                             20%
--------------------------------------------------------------------------------------------------------------------
Private Issued Mortgage -Backed Securities                                                           20%
--------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                                                              20%
--------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                                    20%
--------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                                    |
--------------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                                                       |
--------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                                        |
--------------------------------------------------------------------------------------------------------------------
Currency Hedging Transactions                                                                         |
--------------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                                                   |
--------------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                                                         |
--------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                                  15%
--------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                                                           |
--------------------------------------------------------------------------------------------------------------------
TBA Purchase Commitments                                                                             20%
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                                 |
--------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                                                                                20%
--------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                                    33 1/3%
--------------------------------------------------------------------------------------------------------------------
Borrowing (including reverse repurchase agreements)                                                   o
--------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                           o
--------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                                           10%
--------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                                       |
--------------------------------------------------------------------------------------------------------------------

The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Fixed Income Securities

General. The Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Inflation-Indexed Bonds. The Fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the price index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and calculated inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If calculated inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

In general, the measure used to determine the periodic adjustment of US inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. The inflation adjustment to the securities references this index with a three month lag. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities and the share price of the Fund may fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, the Fund's net asset value could be negatively affected.

Put Bonds. The Fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the Fund's dollar weighted average maturity, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government.STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

The Fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because the Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. When holding such an instrument, the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC

Lower Quality Debt Obligations "Junk-Bonds." The Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

Subject to its investment limitations, the Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Convertible and Preferred Securities. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Mortgage-Backed and Asset-Backed Securities

General. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. The Fund may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. The Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

The Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such

CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Fund does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by the Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of the Fund with a portfolio maturity policy and make needed adjustments to comply with the Fund's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives," such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class as well as to seek excess returns. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures, forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund change its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Futures Contracts and Options on Futures Contracts - General. The Fund may enter into futures contracts on securities, securities and other indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities, corporate debt securities or inflation. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract.

Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Credit Default Swap Transactions. The Fund may invest up to 25% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.IG. By investing in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX IG is a tradable basket of 125 credit default swaps on investment grade corporate credits which seeks to replicate the returns of a corporate bond index. By purchasing interests in CDX IG, the Fund is gaining corporate credit exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, interests in tradable credit default swap baskets generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

The Fund can purchase or sell a credit default swap basket. In the event of purchase (long), the Fund will benefit from income received as well as potential price appreciation in the event of tightening credit spreads. However, in a widening credit spread environment, the value of the long holding will likely decrease, which could negatively impact the performance of the Fund. Conversely in the event of a sell (short), the Fund must pay out the coupon on the credit default swap basket, which has the effect of reducing the Fund's income. Also, in a positive credit spread environment, a short position in a credit default swap basket would fall in value, negatively impacting Fund performance. In a widening credit spread environment, however, the short holding would likely rise in value, positively impacting Fund performance.

Forward Currency Exchange Contracts. In connection with the global asset allocation strategy, the Fund may use forward currency transactions to add to investment returns and generally not for hedging purposes. For a complete description of these transactions, see "Derivatives - Forward Currency Exchange Contracts" above. Forward currency contracts may be considered derivative instruments. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Securities of Foreign Issuers

Foreign Securities. Subject to its investment objectives and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-US investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. If the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.

Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. See "Forward Currency Exchange Contracts" above.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33 1/3% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent the Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by the Fund, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the US Internal Revenue Code of 1986, as amended, (the "Code"). See "Investment Restrictions" above and "Taxes" below.

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non- publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality;
repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may purchase commercial paper. The Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede the Advisor or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts" (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 15% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). Whenever a Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.       borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. engage in business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

4. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

5. make loans of money or property to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and polices may be deemed to be loans;

6. purchase or sell commodities, except as permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool or commodity pool operator; or

7. concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, except commodities-related industries.

Non-Fundamental Policies. The Board has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Board based on current circumstances. Non-fundamental policies may be changed by the Board without approval of, or, with certain exceptions, prior notice to shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

1. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

2. lend portfolio securities in an amount greater than 331/3% of its total assets; or

3. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.

Portfolio Holdings Information

The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisors, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Asset Management,  Inc. ("DeAM,  Inc." or "Advisor"),  345 Park Avenue,
New York, New York 10154, is the Fund's investment advisor. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement (the "Agreement") for the Fund, dated July 30, 2002 was approved by the Trustees of the Trust on June 27, 2005. The Agreement continues in effect for an initial term of two years and then on a year to year basis if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

The Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Fund pays the Advisor an advisory fee in accordance with the schedule below. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Average Daily Net Assets                Scudder Inflation Protected Plus Fund
------------------------                -------------------------------------

$0 - $1.5 billion                                   0.40%
$1.5 billion - $2 billion                           0.375%

Average Daily Net Assets                Scudder Inflation Protected Plus Fund
------------------------                -------------------------------------

$2 billion - $3 billion                             0.36%
$3 billion - $4 billion                             0.345%
$4 billion - $5 billion                             0.33%
$5 billion - $6 billion                             0.315%
Over $6 billion                                     0.30%

Under its Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Board Considerations in Connection with Approval of Investment Management Agreements for Scudder Inflation Protected Plus Fund


The members of the Board of Trustees of the Trust, including each Trustee who is not an "interested person" of the Trust or the Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"), received information from the Advisor to assist them in their consideration of the Fund's investment management agreement (the "Investment Management Agreement"). The Board considered each of the factors set forth below. As the Fund is newly established, the Board could not consider Fund performance or profitability of the Advisor with respect to the Fund. The Board understood that it would be provided with the opportunity at future annual contract renewal meetings to consider the continuation of the Investment Management Agreement and would have information available at that time regarding the Fund's performance and profitability data of the Advisor with respect to the Fund.

Nature, Extent and Quality of Services to Be Provided under the Investment Management Agreement

The Board, acting through a designated committee of the Board (the "Committee"), received information about the nature, extent and quality of the services to be provided by the Advisor under the Investment Management

Agreement. The Board's evaluation of the services to be provided by the Advisor took into account the Board's knowledge and familiarity gained as Board members of other funds in the Scudder family of funds, including the Advisor's services provided to other funds in the Scudder family of funds. The Committee reviewed information provided about the investment strategies employed by and the qualifications and experience of the Fund's portfolio managers. Based on this information, including a report from the Committee chair, the Board concluded that the services to be provided by the Advisor were similar to those currently provided by the Advisor to other funds that are overseen by the Board, pursuant to management contracts that the Board had approved and renewed from year to year.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the Investment Management Agreement.

Management Fees and Expense Ratios

In approving the Investment Management Agreement, the Board considered the reasonableness of the investment management fees to be paid by the Fund in light of the nature, extent and quality of the management services to be provided, as described above. The Board reviewed fee information provided by the Advisor about comparable funds (i.e., funds with investment objectives and policies similar to those of the Fund) managed by the Advisor or its affiliates and comparable funds advised by unaffiliated managers. The Advisor provided the Board with comparable fee information about other mutual funds in the Lipper Treasury Inflation Protected Bond category. The Advisor informed the Board that during the first year of the Fund's operations, it would cap the total annual operating expenses for each share class so that the expenses of Class A, Class B and Class C shares would be approximately equal to the average of the expenses of the corresponding classes of shares of funds in the Lipper Treasury Inflation Protected Bond category. The Board noted that after giving effect to expense caps, the expenses of Institutional Class and Class S shares would be higher than the average of the expenses of the corresponding classes of shares of funds in the Lipper Treasury Inflation Protected Bond category. The Board took note of the Advisor's commitment to cap the Fund's total expenses at the proposed levels, although it acknowledged that the commitment was voluntary and could be modified or terminated at any time. In this connection, the Board took into account that the proposed management fee contained breakpoints at which the fee would decline as assets under management grew.

The Board concluded that the proposed management fee was reasonable based on its comparability to the fee rates charged to other affiliated and unaffiliated comparable funds, the fact that the Fund's proposed fee rate, after giving effect to expense caps, was approximately equal to the average fee rates charged to funds in its peer groups and the existence of breakpoints that would serve to lower the fee as assets grew.

Advisor Profitability

In analyzing the expenses expected to be incurred by the Advisor with respect to the Fund, the Board members took note of the information they had received with respect to other funds they oversee regarding the profitability of the mutual fund business to the Advisor and its affiliates. As noted above, the Board also considered the anticipated fees and expenses of the Fund in comparison to those of other funds managed by the Advisor and to funds in the Lipper Treasury Inflation Protected Bond category. Since the Fund is newly established, the Board did not have available specific data regarding the profitability of the Advisor with respect to the Fund.

Other Benefits to the Advisor

In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the Advisor would benefit from the Advisor's relationship with the Fund. The Board approved the applicability to the Fund of certain contracts between Scudder Institutional Funds and affiliates of the Advisor under which those affiliates would serve as the Fund's principal underwriter and transfer agent, and would receive compensation for their services in the form of sales commissions, deferred sales charges, fees to be paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the Advisor's affiliates could provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund would be permitted to use broker-dealer affiliates of the Advisor as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board concluded that the benefits to the Advisor and its affiliates were a necessary result of the Advisor's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund should be able to benefit from the Advisor's experience and resources. The Board further reviewed the Advisor's use of research services received from broker-dealers that will execute transactions on behalf of the Fund and concluded that while such research services may benefit the Advisor, the Fund should also benefit from the Advisor's receipt of such services. In light of the anticipated costs of providing investment management and other services to the Fund, the potential profits and other ancillary benefits the Advisor and its affiliates might be expected to receive were considered reasonable.

Economies of Scale

The Board members, in functioning as Board members for other funds in the Scudder family of funds, had reviewed the Advisor's methodology for allocating the expenses of operating the funds in the complex. As noted above, the Board members took into account that the proposed management fee would be capped during the first year of the Fund's operations and contained breakpoints at which the fee would decline as assets under management grew, and discussed with the Advisor whether those breakpoints were reasonable in light of the expected growth of the Fund. The Trustees indicated that they would further consider the appropriateness of the breakpoints in the future based upon the Fund's future growth.

The Board did not focus on any specific factor as the determining factor in deciding whether to approve the Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout this process.


Compensation of Portfolio Managers

The  Fund has  been  advised  that the  Advisor  seeks to offer  its  investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o Scudder Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2005.

Name of                                                Dollar Range of             Dollar Range of All Scudder Fund
Portfolio Manager                                     Fund Shares Owned                      Shares Owned
-----------------                                     -----------------                      ------------
Jan C. Faller                                                  0                          $100,001 - $500,000
Janet Campagna                                                 0                            Over $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:


                                                                       Number of
                             Number of                            Investment Company
                             Registered       Total Assets of        Accounts with           Total Assets of
Name of Portfolio            Investment          Registered       Performance-Based       Performance-Based Fee
Manager                      Companies      Investment Companies          Fee                    Accounts
-------                      ---------      --------------------          ---                    --------

Jan C. Faller                    30          $1,178,712,531.71           None                      N/A
Janet Campagna                   31          $3,258,146,410.98           None                      N/A


                                       30

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                               Number of                             Investment Vehicle
                                Pooled          Total Assets of         Accounts with           Total Assets of
                              Investment       Pooled Investment     Performance-Based       Performance-Based Fee
Name of Portfolio Manager      Vehicles             Vehicles                 Fee                   Accounts
-------------------------      --------             --------                 ---                   --------

Jan C. Faller                      1             $11,106,548.46             None                      N/A
Janet Campagna                    11            $546,898,186.83             None                      N/A

Other Accounts Managed:

                                                                       Number of Other
                                                                        Accounts with           Total Assets of
                               Number of     Total Assets of Other   Performance-Based       Performance-Based Fee
Name of Portfolio Manager   Other Accounts          Accounts                 Fee                   Accounts
-------------------------   --------------          --------                 ---                   --------

Jan C. Faller                      2            $422,151,956.85             None                      N/A
Janet Campagna                    45           $6,103,701,903.57              2                 $32,040,639.34

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Code of Ethics

The Trust, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, Officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Underwriter

Pursuant to a Distribution Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI" or "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of Fund shares. The Distribution Agreement for Scudder Inflation Protected Plus Fund dated August 19, 2002 was approved by the Trustees on June 27, 2005. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Trustees and the Fund's Declaration of Trust and By-Laws; and (v) provide the Fund's Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by a vote of a majority of the Fund's outstanding shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.

SDI and certain broker-dealers ("Participating Dealers") have entered into sub-distribution agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any sub-distribution agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fund's non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Class A, B, an C Shares Only. In addition, with respect to Class A, B and C shares of the Fund, these classes may enter into shareholder servicing agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution's fee schedule.

As compensation for providing distribution services as described above for Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and shareholder service agents. As compensation for providing distribution services as described above for Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the prospectuses.)

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each class of shares (except the Institutional Class) (the "Plans"). Under each Plan, the Fund pays a fee to the Distributor for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and shareholder service agents. The Plans remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Trustees and (b) by the affirmative vote of a majority of the non-interested Trustees, who have not direct or indirect financial interest in such Plans, by votes cast in person at a meeting called for such purpose.

In approving the Plans, the Trustees concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Trustees make a similar determination each year. The Plans, with respect to any share class, may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of that class of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's non-interested Trustees or by a vote of a majority of the Fund's outstanding shares of a particular class.

During the continuance of the Plans, the Fund's Board of Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office.

As the Fund has not commenced operations, the Fund has not yet paid any expenses in connection with the Rule 12b-1 Plans.

Administrator

Under an administration agreement dated July 1, 2001 (the "Administration Agreement"), Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.45% of the average daily net assets of the Fund's Class A, B, C and Institutional Class shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deem necessary for the proper administration of the Fund. The Administrator will generally assist in all aspects of the Fund's' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the Fund's Independent Registered Public Accounting Firm.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

Fund Accounting Agent

ICCC has retained Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund's fund accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), One Heritage Drive-JPB/2N, North Quincy, MA 02171, serves as the Trust's custodian pursuant to a custody agreement between the Trust and the Custodian (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund.

Scudder Investment Service Company ("SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614 is the Fund's transfer agent and dividend paying agent. SISC, an affiliate of the Advisor, serves as the Fund's transfer, dividend-paying agent and shareholder service agent ("Shareholder Service Agent") for the Fund's Class A, B, C and Institutional Class shares. The Fund pays SISC an annual fee of $14 for each regular account (including Individual Retirement Accounts), $23 for each retirement account (excluding Individual Retirement Accounts), $5 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.50%.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

As the Fund has not commenced operations, the Fund has not yet paid any brokerage commissions.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase income tax liability of the Fund's shareholders.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Shares of the Fund are distributed by Scudder Distributors, Inc. The Fund offers five classes of shares, Classes A, B, C, S and Institutional Class shares. Class S shares are offered in a separate SAI. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Trust or through an authorized Shareholder Service Agent. Investors may invest in Class A, B and C shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the Fund.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

           Compensation Schedule #1:                 Compensation Schedule #2:      Compensation Schedule #3: Scudder
           -------------------------                 -------------------------      ---------------------------------
     Retail Sales and Scudder Flex Plan(1)            Scudder Premium Plan(2)           Mid-to-Large Market Plan(2)
     -------------------------------------            -----------------------           ---------------------------

                                       As a                              As a                                As a
                                  Percentage of                      Percentage of                        Percentage
            Amount of                  Net       Amount of Shares         Net           Amount of           of Net
           Shares Sold             Asset Value          Sold          Asset Value      Shares Sold       Asset Value
           -----------             -----------          ----          -----------      -----------       -----------

$1 million to $3 million              0.85%      Under $15 million       0.50%      Over $15 million    0.25% - 0.50%
Over $3 million to $50 million        0.50%              --                 --                --                 --
Over $50 million                      0.25%              --                 --                --                 --


   Compensation Schedule #4: Scudder Choice
   ----------------------------------------
                    Plan(3)
                    -------
                                       As a
                                  Percentage of
            Amount of                  Net
           Shares Sold             Asset Value
           -----------             -----------
All amounts                           0.85%

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

 (2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3)      DI   compensates   UBS  Financial  in  accordance   with  Premium  Plan
         Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                          Sales Charge
                                                          ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------

up to $100,000                                    2.75                  2.97                    2.25
$100,000 but less than $250,000                   2.50                  2.56                    2.00
$250,000 but less than $500,000                   2.00                  2.04                    1.75
$500,000 but less than $1 million                 1.50                  1.52                    1.25
$1 million but less than $3 million             0.00***               0.00***                   0.75
$3 million but less than $50 million            0.00***               0.00***                   0.50
$50 million and over                            0.00***               0.00***                   0.25

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all order from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Fund that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Fund as "Scudder Fund", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k) in connection with a direct "roll over" of a distribution from a Flex Plan into a Scudder IRA( this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectuses and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

The following provisions apply to Scudder Flex Plans.

a. Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Fund or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Fund or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Fund or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management's discretion.

Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, and C shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Fund's transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption Fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year's charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Institutional Class Shares. Shareholders of the Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A and Institutional Class shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The  following  is  a  summary  of  certain   material  US  federal  income  tax
considerations regarding the purchase, ownership and disposition of shares in the Fund. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund and Its Investments

The Fund will be treated as a separate taxpayer for US federal income tax purposes. The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income). The Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Under the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, the Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it does not distribute. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Fund will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's investment in so-called "OID bonds" and "market discount bonds" will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an OID bond). If the Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the "original issue discount" or "OID"), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund's investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. As a result, the Fund may have to dispose of securities which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues. A positive inflation adjustment on inflation-indexed US Treasury securities is OID.

The Fund's  transactions in foreign currencies,  forward contracts,  options and
futures   contracts   (including   options  and  futures  contracts  on  foreign
currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of the Fund will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the Fund may make an election pursuant to which certain foreign taxes paid by the Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. The Fund's shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," and for years beginning after December 31, 2006, "passive category income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses to the extent of previously recognized income as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions. The Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Fund to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.
Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. The Fund's dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund from US corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust ("REIT") or another regulated investment company ("RIC") generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Fund does not expect that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of the Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

The Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Taxation of Non-US Shareholders

Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "US real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-US shareholder.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Fund's shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland 21202.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1),(2)              During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           51
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Trustee since 2002         (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.(3) (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             54
2/03/47                    risk-management firm (since September 2002); Chairman, IEP Advisors,
Trustee since 2002         Inc. (July 1998 to present); Member of the Board, Hollinger
                           International, Inc.(3) (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (since April 1999), UBS
                           Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.(3) International Advisory
                           Council (since July 1996); Director, The Germany Fund, Inc. (since
                           2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000).  Formerly, Partner, McKinsey &
                           Company (consulting) (1991-1994) and US Chief Negotiator in Strategic
                           Arms Reduction Talks (START) with former Soviet Union and US
                           Ambassador to the Federal Republic of Germany (1985-1991); Member of
                           the Board, Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3) (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the
                           Board, Weirton Steel Corporation(3) (April 1996-2004 )
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                51
3/28/30                    Phoenix Funds (25 portfolios) (since May 2004) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------



                                       56

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1),(2)              During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         51
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Trustee since 2002         and Chairman of the Board (since February 2004), CREF (pension fund);
                           Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital
                           Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           January 2000) (registered investment companies). Formerly, Trustee,
                           TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen
                           Mutual Funds (January 1985- January 2001); Trustee, TIAA-CREF Mutual
                           Funds (February 2004 - March 2005).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         51
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Trustee since 2002         July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              51
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Trustee since 1993         & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              51
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 51
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting) (1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
                           Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            51
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Trustee since 1993         Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (November 1989-October 2003)
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)     Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the         125
2/06/42                    DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Trustee, since 2004        Investments, Inc. (1999); Director and Senior Managing Director of
                           Putnam Investments, Inc. and President, Chief Executive Officer, and
                           Director of Putnam Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------


                                       57

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1),(2)              During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(6)      Managing Director(5), Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder
2004                       Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive
                           Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and
                           Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global
                           Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(7)          Director(5), Deutsche Asset Management (2000-present).  Formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------

Paul H. Schubert(6)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly, Executive
1/11/63                    Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
since 2004, Treasurer      Management (1994-1998)
since 2005

--------------------------------------------------------------------------------------------------------------------
John Millette(7)           Director(5), Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Lisa Hertz(6)              Vice President, Deutsche Asset Management
8/21/70
Assistant Secretary,
since 2004
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005);
3/27/54                    Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated
Assistant Secretary since  (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United
2003                       States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds
                           Ltd. (2002-2004)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(7)        Managing Director(5), Deutsche Asset Management
4/01/62
Assistant Secretary since
2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director(5), Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Scott M. McHugh ((7))      Director(5), Deutsche Asset Management
9/13/71
Assistant Treasurer since
2005
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan          Director(5), Deutsche Asset Management
D'Eramo((7))
1/25/57
Assistant Treasurer
since 2003
--------------------------------------------------------------------------------------------------------------------


                                       58

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1),(2)              During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Philip Gallo((6))          Managing Director(5), Deutsche Asset Management (2003-present).  Formerly, Co-Head of
8/02/62                    Goldman Sachs Asset Management Legal (1994-2003)
Chief Compliance Officer
since 2004
--------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Institutional Funds of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

(5)      Executive title, not a board directorship.

(6)      Address:  345 Park Avenue, New York, New York 10154.

(7)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Trustee Ownership in the Fund(1)


                                               Dollar Range of                Aggregate Dollar Range of
                                           Beneficial Ownership in             Ownership as of 12/31/04
                                          Scudder Inflation Trustee            in all Funds Overseen by
Trustee                                      Protected Plus Fund                in the Fund Complex(2)
-------                                      -------------------                -------------------

Independent Trustees:
---------------------

Richard R. Burt                                 None                              Over $100,000
S. Leland Dill                                  None                              Over $100,000
Martin J. Gruber                                None                              Over $100,000
Joseph R. Hardiman                              None                              Over $100,000
Richard J. Herring                              None                              Over $100,000
Graham E. Jones                                 None                              Over $100,000
Rebecca W. Rimel                                None                              Over $100,000
Philip Saunders, Jr.                            None                              Over $100,000


                                       59


                                               Dollar Range of                Aggregate Dollar Range of
                                           Beneficial Ownership in             Ownership as of 12/31/04
                                          Scudder Inflation Trustee            in all Funds Overseen by
Trustee                                      Protected Plus Fund                in the Fund Complex(2)
-------                                      -------------------                -------------------

William N. Searcy                               None                              Over $100,000
William N. Shiebler                             None                              Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                  Owner and                                        Value of        Percent of Class
Independent                    Relationship to                    Title of     Securities on an    on an Aggregate
Trustee                            Trustee           Company        Class      Aggregate Basis          Basis
-------                            -------           -------        -----      ---------------          -----

Richard R. Burt                                        None
S. Leland Dill                                         None
Martin J. Gruber                                       None
Joseph R. Hardiman                                     None
Richard Herring                                        None
Graham E. Jones                                        None
Rebecca W. Rimel                                       None
Philip Saunders, Jr.                                   None
William N. Searcy                                      None

As of June 30, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of June 30, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 13 times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Dill (Chair), Jones, Herring, Searcy and Saunders. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Burt, Gruber (Chair), Hardiman, Herring, Saunders and Ms. Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met five times and the Equity Oversight Committee met five times during the calendar year ended December 31, 2004.


Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Burt, Gruber, Herring (Chair), Shiebler and Ms. Rimel. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.


Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt (Chair), Dill and Hardiman and Ms. Rimel. This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Dill, Hardiman, Jones (Chair), Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                                                                                           Total Compensation Paid to
                                 Compensation from Scudder      Pension or Retirement         Trustee from the Fund
Name of                          Inflation Protected Plus    Benefits Accrued as Part of          and the Fund
Trustee                                     Fund                    Fund Expenses               Complex(1),(3)
-------                                     ----                    -------------               --------------

Richard R. Burt(4)                          $0                           $0                         $198,370
S. Leland Dill                              $0                           $0                         $155,500
Martin J. Gruber                            $0                           $0                         $136,000
Joseph R. Hardiman(2)                       $0                           $0                         $139,000
Richard J. Herring(2)                       $0                           $0                         $138,000
Graham E. Jones                             $0                           $0                         $137,000
Rebecca W. Rimel(2)                         $0                           $0                         $164,120
Philip Saunders, Jr. (2)                    $0                           $0                         $138,000
William N. Searcy                           $0                           $0                         $149,500

(1) During calendar year 2004, the total number of funds overseen by each Trustee was 55 funds, except for Mr. Burt, who oversaw 58 funds.

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

(3) Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Advisor.

(4) Mr. Burt also served on the Germany Funds Board in 2004, for which he received the compensation indicated.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.


        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

Years of Service              Chair Audit Committee          Other Participants
----------------              ---------------------          ------------------

6 years                              $4,900                        $3,900
7 years                              $9,800                        $7,800
8 years                              $14,700                      $11,700
9 years                              $19,600                      $15,600
10 years or more                     $24,500                      $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.


Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Hardiman, Saunders, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property allocated to a series for all losses and expenses of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the applicable series of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Except as otherwise required by the 1940 Act, a separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent auditors. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the outstanding shares of each series at any meeting of shareholders. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Upon liquidation of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at scudder.com (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Inflation Protected Plus Fund are:

Class A:  811162817

Class B:  811162791

Class C:  811162783

Institutional Class:  811162775

Scudder Inflation Protected Plus Fund has a fiscal year ending September 30th.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                    APPENDIX

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P Long-Term

"AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-Term

"A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Preferred Stock

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Prime Rating System (Short-Term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Statement Of Differences

The dagger symbol shall be expressed as "D."

Characters normally expressed as superscript shall be preceded by "pp."

                           SCUDDER INSTITUTIONAL FUNDS

                      SCUDDER INFLATION PROTECTED PLUS FUND
                                     Class S
                                  July 1, 2005

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class S prospectus dated July 1, 2005, as amended from time to time, for Scudder Inflation Protected Plus Fund (the "Fund"), a series of Scudder Institutional Funds (the "Trust"), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. They are also available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

When issued, the Annual Report to Shareholders will accompany this Statement of Additional Information and is incorporated herein by reference and is deemed to be part of this Statement of Additional Information.

This Statement of Additional Information ("SAI") is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
         Investment Objective..................................................1
         Investment Policies...................................................1
         Investment Restrictions..............................................23
         Portfolio Holdings Information.......................................24

MANAGEMENT OF THE FUND........................................................25
         Investment Advisor...................................................25

FUND SERVICE PROVIDERS........................................................32
         Underwriter..........................................................32
         Administrator........................................................33
         Independent Registered Public Accounting Firm........................34
         Legal Counsel........................................................34
         Fund Accounting Agent................................................34
         Custodian, Transfer Agent and Shareholder Service Agent..............34

PORTFOLIO TRANSACTIONS........................................................35

PURCHASE AND REDEMPTION OF SHARES.............................................36

DIVIDENDS.....................................................................41

TAXES ........................................................................42

NET ASSET VALUE...............................................................48

TRUSTEES AND OFFICERS.........................................................49

ORGANIZATION OF THE TRUST.....................................................58

PROXY VOTING GUIDELINES.......................................................58

ADDITIONAL INFORMATION........................................................60

APPENDIX......................................................................61



No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. Each Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not available in certain states. Please call 1-800-621-1048 to determine availability in your state.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Fund's investment objective, policies and restrictions. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is maximum inflation-adjusted return, consistent with preservation of capital.

Investment Policies

The Fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

An inflation-indexed bond is a fixed income security or other instrument that is structured to provide protection against inflation. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or comparable inflation index.

The bond investment process involves both `top down' analysis as well as `bottom up' security selection. In completing top down analysis managers take into account breakeven rates of inflation, current economic conditions, real yield curve shape and high quality credit spread levels. The results of this analysis determine the overall characteristics and structure of the portfolio.

Having determined the desired overall structure of the portfolio, the managers select individual securities which best achieve that portfolio composition. Relative value compared to similar securities, liquidity of holdings, and credit quality of issuers are all factors considered by management when bonds are purchased and sold in the portfolio.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short-and-medium-term market moves. We take the investment views of Deutsche Asset Management's best bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short-and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. The use of options and futures strategies, including selling futures, buying puts and writing calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the Advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The following is a discussion of the various investments of and techniques employed by the Fund. Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. As a matter of non-fundamental operating policy, the Fund may also be subject to additional restrictions. See "Investment Restrictions - Non-Fundamental Policies."

----------------------------------------------------------------------------------------- --------------------------
                                                                                              Scudder Inflation
INVESTMENT PRACTICE                                                                          Protected Plus Fund
========================================================================================= ==========================
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|    Permitted without limit

//   Permitted without limit, but not expected to be used to a significant extent

X    Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                                       //
----------------------------------------------------------------------------------------- --------------------------
Convertible Securities                                                                                //
--------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------
Inflation-Indexed Bonds                                                                               |
----------------------------------------------------------------------------------------- --------------------------
Short-Term Instruments                                                                                |
----------------------------------------------------------------------------------------- --------------------------
Corporate Bonds                                                                                       |
----------------------------------------------------------------------------------------- --------------------------
Obligations of Banks and Other Financial Institutions                                                 |
----------------------------------------------------------------------------------------- --------------------------
Certificates of Deposit and Banker's Acceptances                                                      |
----------------------------------------------------------------------------------------- --------------------------
Commercial Paper                                                                                      |
----------------------------------------------------------------------------------------- --------------------------
Repurchase Agreements                                                                                 |
----------------------------------------------------------------------------------------- --------------------------
Variable Rate Master Demand Notes                                                                     //
----------------------------------------------------------------------------------------- --------------------------
US Government Securities                                                                              |
----------------------------------------------------------------------------------------- --------------------------
Custodial Receipts                                                                                    //
----------------------------------------------------------------------------------------- --------------------------
Zero Coupon Securities and Deferred Interest Bonds                                                    |
----------------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------------- --------------------------
Variable Rate Securities                                                                              |
----------------------------------------------------------------------------------------- --------------------------
Inverse Floating Rate Securities                                                                      //
----------------------------------------------------------------------------------------- --------------------------
Lower-Rated Debt Securities                                                                           |
----------------------------------------------------------------------------------------- --------------------------
Put Bonds                                                                                             |
----------------------------------------------------------------------------------------- --------------------------
Bank Loans                                                                                            //
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------------------------------------------
Options on Securities                                                                                 |
----------------------------------------------------------------------------------------- --------------------------
Options on Securities Indices                                                                         |
----------------------------------------------------------------------------------------- --------------------------
Options on Non-US Securities Indices                                                                  |
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                                                     |
----------------------------------------------------------------------------------------- --------------------------
Futures Contracts on Securities Indices                                                               |
----------------------------------------------------------------------------------------- --------------------------
Options on Futures Contracts (including Contracts on Securities Indices)                              |
--------------------------------------------------------------------------------------------------------------------



                                       2

----------------------------------------------------------------------------------------- --------------------------
                                                                                              Scudder Inflation
INVESTMENT PRACTICE                                                                          Protected Plus Fund
========================================================================================= ==========================
--------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|    Permitted without limit

//   Permitted without limit, but not expected to be used to a significant extent

X    Not permitted

20% Italic type (e.g.  20%)  represents  an  investment  limitation  as a percentage  of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents  an investment  limitation  as a percentage  of total fund assets;  does not indicate actual use
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------------------------------
Swap Agreement                                                                                        |
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                                                     20%
----------------------------------------------------------------------------------------- --------------------------
Ginnie Mae Certificates                                                                              20%
----------------------------------------------------------------------------------------- --------------------------
Fannie Mae Certificates                                                                              20%
----------------------------------------------------------------------------------------- --------------------------
Freddie Mac Certificates                                                                             20%
----------------------------------------------------------------------------------------- --------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                             20%
----------------------------------------------------------------------------------------- --------------------------
Private Issued Mortgage -Backed Securities                                                           20%
----------------------------------------------------------------------------------------- --------------------------
Asset-Backed Securities                                                                              20%
--------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                                    20%
----------------------------------------------------------------------------------------- --------------------------
Foreign Government Debt Securities                                                                    |
----------------------------------------------------------------------------------------- --------------------------
Investments in Emerging Markets                                                                       |
--------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                                                        |
----------------------------------------------------------------------------------------- --------------------------
Currency Hedging Transactions                                                                         |
----------------------------------------------------------------------------------------- --------------------------
Forward Currency Exchange Contracts                                                                   |
----------------------------------------------------------------------------------------- --------------------------
Options on Foreign Currencies                                                                         |
----------------------------------------------------------------------------------------- --------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                                  15%
----------------------------------------------------------------------------------------- --------------------------
When-Issued and Delayed Delivery Securities                                                           |
----------------------------------------------------------------------------------------- --------------------------
TBA Purchase Commitments                                                                             20%
----------------------------------------------------------------------------------------- --------------------------
Repurchase Agreements                                                                                 |
----------------------------------------------------------------------------------------- --------------------------
Mortgage Dollar Rolls                                                                                20%
----------------------------------------------------------------------------------------- --------------------------
Lending of Portfolio Securities                                                                    33 1/3%
----------------------------------------------------------------------------------------- --------------------------
Borrowing (including reverse repurchase agreements)                                                   //
----------------------------------------------------------------------------------------- --------------------------
Short Sales                                                                                           //
----------------------------------------------------------------------------------------- --------------------------
Other Investment Companies                                                                           10%
----------------------------------------------------------------------------------------- --------------------------
Temporary Defensive Investments                                                                       |
----------------------------------------------------------------------------------------- --------------------------

The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Fixed Income Securities

General. The Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Inflation-Indexed Bonds. The Fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the price index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and calculated inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If calculated inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

In general, the measure used to determine the periodic adjustment of US inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. The inflation adjustment to the securities references this index with a three month lag. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities and the share price of the Fund may fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, the Fund's net asset value could be negatively affected.

Put Bonds. The Fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the Fund's dollar weighted average maturity, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

US Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the United States support some US Government securities, such as US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the

Small Business Administration), (ii) the right of the issuer to borrow from the US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US Government will provide financial support to US Government agencies or instrumentalities in the future.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

The Fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because the Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. When holding such an instrument, the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by S&P, Moody's and certain other recognized rating organizations.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board of Trustees, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC

Lower Quality Debt Obligations "Junk-Bonds." The Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Below investment grade bonds (junk bonds) will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

Subject to its investment limitations, the Fund may invest in high yielding fixed income securities that are rated lower than Baa by Moody's or BBB by Standard & Poor's and unrated securities determined to be of comparable quality. The values of these lower quality securities generally fluctuate more than those of higher quality securities. In addition, these securities involve a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Advisor seeks to reduce these risks through investment analysis and attention to current developments in interest rates and economic conditions, but there can be no assurance that the Advisor will be successful in reducing the risks associated with investments in such securities. To the extent the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. In addition, the Fund may invest in zero coupon bonds. Both of these types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes" below.

The market value of fixed income securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline.

Convertible and Preferred Securities. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objectives, may purchase preferred stock. Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Mortgage-Backed and Asset-Backed Securities

General. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. The Fund may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. The Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

The Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Fund does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by the Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of the Fund with a portfolio maturity policy and make needed adjustments to comply with the Fund's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives," such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class as well as to seek excess returns. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures, forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund change its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Futures Contracts and Options on Futures Contracts - General. The Fund may enter into futures contracts on securities, securities and other indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities, corporate debt securities or inflation. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged.

If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Credit Default Swap Transactions. The Fund may invest up to 25% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.IG. By investing in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX IG is a tradable basket of 125 credit default swaps on investment grade corporate credits which seeks to replicate the returns of a corporate bond index. By purchasing interests in CDX IG, the Fund is gaining corporate credit exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, interests in tradable credit default swap baskets generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

The Fund can purchase or sell a credit default swap basket. In the event of purchase (long), the Fund will benefit from income received as well as potential price appreciation in the event of tightening credit spreads. However, in a widening credit spread environment, the value of the long holding will likely decrease, which could negatively impact the performance of the Fund. Conversely in the event of a sell (short), the Fund must pay out the coupon on the credit default swap basket, which has the effect of reducing the Fund's income. Also, in a positive credit spread environment, a short position in a credit default swap basket would fall in value, negatively impacting Fund performance. In a widening credit spread environment, however, the short holding would likely rise in value, positively impacting Fund performance.

Forward Currency Exchange Contracts. In connection with the global asset allocation strategy, the Fund may use forward currency transactions to add to investment returns and generally not for hedging purposes. For a complete description of these transactions, see "Derivatives - Forward Currency Exchange Contracts" above. Forward currency contracts may be considered derivative instruments. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer will charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts ("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund or the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward currency contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Securities of Foreign Issuers

Foreign Securities. Subject to its investment objectives and policies, the Fund may invest in securities of foreign issuers and supranational entities. The non-US investments of the Fund may be denominated in any currency. Foreign securities may offer investment opportunities not available in the United States, but such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also, in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices differ and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

If the Advisor increases the Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Advisor's currency management may result in increased losses to the Fund. If the Advisor hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.

Foreign Government Securities. The foreign government securities in which the Fund may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Fund may invest in foreign government securities in the form of American Depository Receipts. Foreign government securities also include debt securities of supranational entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. See "Forward Currency Exchange Contracts" above.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.

For purposes of the 1940 Act and, generally, for tax purposes, a repurchase agreement is considered to be a loan from the Fund to the seller of the obligation. For other purposes, it is not clear whether a court would consider such an obligation as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before its repurchase, under the repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such delays may result in a loss of interest or decline in price of the obligation.

If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the obligation, the Fund may be treated as an unsecured creditor of the seller and required to return the obligation to the seller's estate. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller of the obligation. In addition to the risk of bankruptcy or insolvency proceedings, there is the risk that the seller may fail to repurchase the security. However, if the market value of the obligation falls below an amount equal to 102% of the repurchase price (including accrued interest), the seller of the obligation will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

"When-Issued" Purchases and Forward Commitments (Delayed Delivery). The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates. The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Advisor, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a gain or loss, and distributions attributable to any such gain would be taxable to shareholders.

When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. The market value of the Fund's net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33 1/3% of the value of its total assets. When the Fund engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Borrowing. The Fund may borrow for temporary or emergency purposes. This borrowing may be unsecured. Among the forms of borrowing in which the Fund may engage is entering into reverse repurchase agreements. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund is required to sell some of its portfolio securities within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To the extent the Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Any gain in the value, or income earned on the holding, of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. See "Investment Restrictions."

Lending Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made by the Fund, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, cash equivalents or US Government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable.

By lending portfolio securities, the Fund can increase its income by continuing to receive amounts equal to the interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when US Government securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as amounts equal to the dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower except that, if a material event will occur affecting the investment in the loaned securities, the Fund must terminate the loan in time to vote the securities on such event.

Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the US Internal Revenue Code of 1986, as amended, (the "Code"). See "Investment Restrictions" above and "Taxes" below.

Concentration of Investments. As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US Government securities).

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Other Investment Companies. The Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality;
repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a US or non-US issuer. The Fund may purchase commercial paper. The Fund may also invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between the Fund and an issuer, and are not normally traded in a secondary market. The Fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Fixed Income Securities -- Variable and Floating Rate Instruments."

Bank Obligations. The Fund's investments in money market instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

US commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). US banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, US branches of US banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. US savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. US savings and loan associations are insured by the Savings Association Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the US Government.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Fund's investment policies and restrictions.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede the Advisor or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts" (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 15% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Fund) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Fund). Whenever a Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.       borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. engage in business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

4. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

5. make loans of money or property to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and polices may be deemed to be loans;

6. purchase or sell commodities, except as permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool or commodity pool operator; or

7. concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, except commodities-related industries.

Non-Fundamental Policies. The Board has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Board based on current circumstances. Non-fundamental policies may be changed by the Board without approval of, or, with certain exceptions, prior notice to shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

1. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

2. lend portfolio securities in an amount greater than 331/3% of its total assets; or

3. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Fund will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund or any registered investment company investing in the Fund is registered.

Portfolio Holdings Information

The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the Web site information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit nonpublic portfolio holdings information to be shared with affiliates of the Advisor, sub-advisors, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Asset Management,  Inc. ("DeAM,  Inc." or "Advisor"),  345 Park Avenue,
New York, New York 10154, is the Fund's investment advisor. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. DeAM, Inc. has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement (the "Agreement") for the Fund, dated July 30, 2002 was approved by the Trustees of the Trust on June 27, 2005. The Agreement continues in effect for an initial term of two years and then on a year to year basis if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

The Fund is managed by a team of investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectus, as of the date of the Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Fund pays the Advisor an advisory fee in accordance with the schedule below. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Average Daily Net Assets                 Scudder Inflation Protected Plus Fund
------------------------                 -------------------------------------

$0 - $1.5 billion                                    0.40%
$1.5 billion - $2 billion                            0.375%
$2 billion - $3 billion                              0.36%
$3 billion - $4 billion                              0.345%
$4 billion - $5 billion                              0.33%
$5 billion - $6 billion                              0.315%
Over $6 billion                                      0.30%

Under its Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Board Considerations in Connection with Approval of Investment Management Agreements for Scudder Inflation Protected Plus Fund


The members of the Board of Trustees of the Trust, including each Trustee who is not an "interested person" of the Trust or the Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"), received information from the Advisor to assist them in their consideration of the Fund's investment management agreement (the "Investment Management Agreement"). The Board considered each of the factors set forth below. As the Fund is newly established, the Board could not consider Fund performance or profitability of the Advisor with respect to the Fund. The Board understood that it would be provided with the opportunity at future annual contract renewal meetings to consider the continuation of the Investment Management Agreement and would have information available at that time regarding the Fund's performance and profitability data of the Advisor with respect to the Fund.

Nature, Extent and Quality of Services to Be Provided under the Investment Management Agreement

The Board, acting through a designated committee of the Board (the "Committee"), received information about the nature, extent and quality of the services to be provided by the Advisor under the Investment Management Agreement. The Board's evaluation of the services to be provided by the Advisor took into account the Board's knowledge and familiarity gained as Board members of other funds in the Scudder family of funds, including the Advisor's services provided to other funds in the Scudder family of funds. The Committee reviewed information provided about the investment strategies employed by and the qualifications and experience of the Fund's portfolio managers. Based on this information, including a report from the Committee chair, the Board concluded that the services to be provided by the Advisor were similar to those currently provided by the Advisor to other funds that are overseen by the Board, pursuant to management contracts that the Board had approved and renewed from year to year.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the Investment Management Agreement.

Management Fees and Expense Ratios

In approving the Investment Management Agreement, the Board considered the reasonableness of the investment management fees to be paid by the Fund in light of the nature, extent and quality of the management services to be provided, as described above. The Board reviewed fee information provided by the Advisor about comparable funds (i.e., funds with investment objectives and policies similar to those of the Fund) managed by the Advisor or its affiliates and comparable funds advised by unaffiliated managers. The Advisor provided the Board with comparable fee information about other mutual funds in the Lipper Treasury Inflation Protected Bond category. The Advisor informed the Board that during the first year of the Fund's operations, it would cap the total annual operating expenses for each share class so that the expenses of Class A, Class B and Class C shares would be approximately equal to the average of the expenses of the corresponding classes of shares of funds in the Lipper Treasury Inflation Protected Bond category. The Board noted that after giving effect to expense caps, the expenses of Institutional Class and Class S shares would be higher than the average of the expenses of the corresponding classes of shares of funds in the Lipper Treasury Inflation Protected Bond category. The Board took note of the Advisor's commitment to cap the Fund's total expenses at the proposed levels, although it acknowledged that the commitment was voluntary and could be modified or terminated at any time. In this connection, the Board took into account that the proposed management fee contained breakpoints at which the fee would decline as assets under management grew.

The Board concluded that the proposed management fee was reasonable based on its comparability to the fee rates charged to other affiliated and unaffiliated comparable funds, the fact that the Fund's proposed fee rate, after giving effect to expense caps, was approximately equal to the average fee rates charged to funds in its peer groups and the existence of breakpoints that would serve to lower the fee as assets grew.

Advisor Profitability

In analyzing the expenses expected to be incurred by the Advisor with respect to the Fund, the Board members took note of the information they had received with respect to other funds they oversee regarding the profitability of the mutual fund business to the Advisor and its affiliates. As noted above, the Board also considered the anticipated fees and expenses of the Fund in comparison to those of other funds managed by the Advisor and to funds in the Lipper Treasury Inflation Protected Bond category. Since the Fund is newly established, the Board did not have available specific data regarding the profitability of the Advisor with respect to the Fund.

Other Benefits to the Advisor

In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the Advisor would benefit from the Advisor's relationship with the Fund. The Board approved the applicability to the

Fund of certain contracts between Scudder Institutional Funds and affiliates of the Advisor under which those affiliates would serve as the Fund's principal underwriter and transfer agent, and would receive compensation for their services in the form of sales commissions, deferred sales charges, fees to be paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the Advisor's affiliates could provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund would be permitted to use broker-dealer affiliates of the Advisor as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board concluded that the benefits to the Advisor and its affiliates were a necessary result of the Advisor's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund should be able to benefit from the Advisor's experience and resources. The Board further reviewed the Advisor's use of research services received from broker-dealers that will execute transactions on behalf of the Fund and concluded that while such research services may benefit the Advisor, the Fund should also benefit from the Advisor's receipt of such services. In light of the anticipated costs of providing investment management and other services to the Fund, the potential profits and other ancillary benefits the Advisor and its affiliates might be expected to receive were considered reasonable.

Economies of Scale

The Board members, in functioning as Board members for other funds in the Scudder family of funds, had reviewed the Advisor's methodology for allocating the expenses of operating the funds in the complex. As noted above, the Board members took into account that the proposed management fee would be capped during the first year of the Fund's operations and contained breakpoints at which the fee would decline as assets under management grew, and discussed with the Advisor whether those breakpoints were reasonable in light of the expected growth of the Fund. The Trustees indicated that they would further consider the appropriateness of the breakpoints in the future based upon the Fund's future growth.

The Board did not focus on any specific factor as the determining factor in deciding whether to approve the Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout this process.


Compensation of Portfolio Managers

The  Fund has  been  advised  that the  Advisor  seeks to offer  its  investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and
return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o Scudder Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2005.

Name of                         Dollar Range of           Dollar Range of All
Portfolio Manager              Fund Shares Owned       Scudder Fund Shares Owned
-----------------              -----------------       -------------------------

Jan C. Faller                           0                   $100,001 - $500,000

Janet Campagna                          0                     Over $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:


                                                                       Number of
                             Number of                            Investment Company
                             Registered       Total Assets of        Accounts with           Total Assets of
Name of Portfolio            Investment          Registered       Performance Based       Performance-Based Fee
Manager                      Companies      Investment Companies          Fee                    Accounts
-------                      ---------      --------------------          ---                    --------

Jan C. Faller                    30          $1,178,712,531.71           None                      N/A
Janet Campagna                   31          $3,258,146,410.98           None                      N/A

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                               Number of                             Investment Vehicle
                                Pooled          Total Assets of         Accounts with           Total Assets of
                              Investment       Pooled Investment     Performance-Based       Performance-Based Fee
Name of Portfolio Manager      Vehicles             Vehicles                 Fee                   Accounts
-------------------------      --------             --------                 ---                   --------

Jan C. Faller                      1             $11,106,548.46             None                      N/A
Janet Campagna                    11            $546,898,186.83             None                      N/A

Other Accounts Managed:

                                                                       Number of Other
                                                                        Accounts with           Total Assets of
                               Number of     Total Assets of Other   Performance- Based      Performance-Based Fee
Name of Portfolio Manager   Other Accounts          Accounts                 Fee                   Accounts
-------------------------   --------------          --------                 ---                   --------

Jan C. Faller                      2            $422,151,956.85             None                      N/A
Janet Campagna                    45           $6,103,701,903.57              2                 $32,040,639.34

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Code of Ethics

The Trust, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Underwriter

Pursuant to a Distribution Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI" or "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class S shares of the Fund and acts as agent of the Fund in the continuous offering of Fund shares. The Distribution Agreement for the Inflation Protected Plus Fund dated August 19, 2002 was approved by the Trustees on June 27, 2005. The Distribution Agreement continues in effect for an initial period of two years and then from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Trustees and the Fund's Declaration of Trust and By-Laws; and (v) provide the Fund's Board of Trustees with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by a vote of a majority of the Fund's outstanding shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.

SDI and certain broker-dealers ("Participating Dealers") have entered into sub-distribution agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any sub-distribution agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fund's non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Note: Although Class S shares do not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Administrator

Under an administration agreement dated July 1, 2001 (the "Administration Agreement"), Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay ICCC a fee, accrued daily and paid monthly, equal on an annual basis to 0.45% of the average daily net assets of the Fund's Class S shares.

Under the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under  the  Administration  Agreement,  the  Administrator  is  obligated  on  a continuous basis to provide such administrative services as the Board of Trustees of the Fund reasonably deem necessary for the proper administration of the Fund. The Administrator will generally assist in all aspects of the Fund's' operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the Fund's Independent Registered Public Accounting Firm.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund.

Fund Accounting Agent

ICCC has retained Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, as the Fund's fund accounting agent. SFAC is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), One Heritage Drive-JPB/2N, North Quincy, MA 02171, serves as the Trust's custodian pursuant to a custody agreement between the Trust and the Custodian (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Trust's Board of Trustees concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund.

Scudder Investment Service Company ("SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614 is the Fund's transfer agent and dividend paying agent. SISC, an affiliate of the Advisor, serves as the Fund's transfer, dividend-paying agent and shareholder service agent ("Shareholder Service Agent") for the Fund's Class S shares. The Fund pays SISC an annual fee of $25 for each regular account
(including Individual Retirement Accounts), $28 for each retirement account (excluding Individual Retirement Accounts) (Class S shares only), $4 per account in connection with closing an account (including Individual Retirement Accounts), and $5 per account in connection with closing an account (excluding Individual Retirement Accounts) (Class S shares only).

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

As the Fund has not commenced operations, the Fund has not yet paid any brokerage commissions.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Fund may sell securities held for a short time in order to take advantage of what the Advisor believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase income tax liability of the Fund's shareholders.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Shares of the Fund are distributed by Scudder Distributors, Inc. The Fund offers five classes of shares, Classes A, B, C, S and Institutional Class shares. Classes A, B, C and Institutional Class shares are offered in a separate SAI. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectuses. The following supplements that information.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S shares. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the Fund.

Eligible Class S Investors.


A. The following investors may purchase Class S shares of Scudder Funds either (i) directly from the Distributor, or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.


         1. Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders who owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

         3. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus pension or profit-sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

         4. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

         5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or the Distributor and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B. The following additional investors may purchase Class S shares of Scudder Funds.

         1. Broker-dealers and registered investment advisor ("RIAs") may purchase Class S shares in connection with comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

Scudder  Distributors,   Inc.  may,  at  its  discretion,   require  appropriate
documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

Redemption Fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-SCUDDER.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, although an additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The  following  is  a  summary  of  certain   material  US  federal  income  tax
considerations regarding the purchase, ownership and disposition of shares in the Fund. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund and Its Investments

The Fund will be treated as a separate taxpayer for US federal income tax purposes. The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income). The Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, US government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Under the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.

As a regulated investment company, the Fund will not be subject to US federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund will be subject to income tax at regular corporate rates on any taxable income or gain that it does not distribute. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring federal income tax liability.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Trust anticipates that the Fund will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund's investment in so-called "OID bonds" and "market discount bonds" will be subject to special tax rules. An OID bond is a security that is issued at a discount from its face value (e.g., zero coupon securities). A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an OID bond). If the Fund invests in an OID bond it will be required to accrue in income each year for federal income tax purpose a portion of the difference between the issue price and the face value of the OID bond (the "original issue discount" or "OID"), even though the Fund will not receive corresponding cash interest payments with respect to such OID bond. This original issue discount is imputed income that will comprise a part of the Fund's investment company taxable income, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. As a result, the Fund may have to dispose of securities which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues. A positive inflation adjustment on inflation-indexed US Treasury securities is OID.

The Fund's  transactions in foreign currencies,  forward contracts,  options and
futures   contracts   (including   options  and  futures  contracts  on  foreign
currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so called "section 1256 contracts," such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Every shareholder of the Fund will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

Foreign Investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.

If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), the Fund may make an election pursuant to which certain foreign taxes paid by the Fund would be treated as having been paid directly by shareholders of the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and such Fund's shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. The Fund's shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the amount which represents income derived from sources within each such country.

The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income," and for years beginning after December 31, 2006, "passive category income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investment in Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses to the extent of previously recognized income as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of US Shareholders

Dividends and Distributions. The Fund intends to distribute substantially all of its net income and capital gains, if any, to shareholders each year. Unless a shareholder instructs the Fund to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.
Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. The Fund's dividends and capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a fund from US corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust ("REIT") or another regulated investment company ("RIC") generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

The Fund does not expect that a significant portion of its dividends will be eligible for treatment as qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings. and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The sale or other disposition of shares of the Fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

Backup Withholding

The Fund may be required to withhold US federal income tax on taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.

Taxation of Non-US Shareholders

Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term  capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "US real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-US shareholder.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Fund's shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the

Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Fund is managed by the Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the

Fund agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund affairs and for exercising the Fund powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an "interested person" of the Trust and Fund. Information for each Non-Independent Trustee ("Interested Trustee") follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust's operations is One South Street, Baltimore, Maryland 21202.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1)(2)               During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Corvis           51
5/27/37                    Corporation(3) (optical networking equipment) (July 2000 to present),
Chairman since 2004 and    Brown Investment Advisory & Trust Company (investment advisor)
Trustee since 2002         (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present).  Formerly, Director,
                           Soundview Technology Group Inc. (investment banking) (July 1998 to
                           January 2004) and Director, Circon Corp.(3) (medical instruments)
                           (November 1998-January 1999); President and Chief Executive Officer,
                           The National Association of Securities Dealers, Inc. and The NASDAQ
                           Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex.
                           Brown & Sons Incorporated (now Deutsche Bank Securities Inc.)
                           (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now
                           Deutsche Bank Securities Inc.) (1976-1985)
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information collection and             54
2/03/47                    risk-management firm (since September 2002); Chairman, IEP Advisors,
Trustee since 2002         Inc. (July 1998 to present); Member of the Board, Hollinger
                           International, Inc.(3) (publishing) (September 1995 to present), HCL
                           Technologies Limited (information technology) (since April 1999), UBS
                           Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.(3) International Advisory
                           Council (since July 1996); Director, The Germany Fund, Inc. (since
                           2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000).  Formerly, Partner, McKinsey &
                           Company (consulting) (1991-1994) and US Chief Negotiator in Strategic
                           Arms Reduction Talks (START) with former Soviet Union and US
                           Ambassador to the Federal Republic of Germany (1985-1991); Member of
                           the Board, Homestake Mining(3) (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company(3) (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the
                           Board, Weirton Steel Corporation(3) (April 1996-2004 )
--------------------------------------------------------------------------------------------------------------------



                                       50

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the                                                                                 Number of Funds
Fund and Length of Time    Business Experience and Directorships                                  in the Fund
Served(1)(2)               During the Past 5 Years                                                Complex Overseen
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Euclid Market Neutral Funds (since May 1998),                51
3/28/30                    Phoenix Funds (25 portfolios) (since May 2004) (registered investment
Trustee since 2002         companies); Retired (since 1986). Formerly, Partner, KPMG Peat
                           Marwick (June 1956-June 1986); Director, Vintners International
                           Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA)
                           International (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                           Coutts Group (private bank) (March 1991-March 1999); General Partner,
                           Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix
                           Zweig Series Trust (September 1989-May 2004)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New         51
7/15/37                    York University (since September 1964); Trustee (since January 2000)
Trustee since 2002         and Chairman of the Board (since February 2004), CREF (pension fund);
                           Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital
                           Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since
                           January 2000) (registered investment companies). Formerly, Trustee,
                           TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen
                           Mutual Funds (January 1985- January 2001); Trustee, TIAA-CREF Mutual
                           Funds (February 2004 - March 2005).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance         51
2/18/46                    Department, The Wharton School, University of Pennsylvania (since
Trustee since 2002         July 1972); Director, Lauder Institute of International Management
                           Studies (since July 2000); Co-Director, Wharton Financial
                           Institutions Center (since July 2000). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June 2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              51
1/31/33                    (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck
Trustee since 1993         & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              51
4/10/51                    (charitable foundation) (1994 to present); Executive Vice President,
Trustee since 2002         The Glenmede Trust Company (investment trust and wealth management)
                           (1983 to present)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 51
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Trustee since 2002         Industry Consulting, Wolf & Company (consulting) (1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
                           Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Private investor since October 2003; Trustee of 18 open-end mutual            51
9/03/46                    funds managed by Sun Capital Advisers, Inc. (since October 1998).
Trustee since 1993         Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
                           (telecommunications) (November 1989-October 2003)
--------------------------------------------------------------------------------------------------------------------

Interested Trustee

--------------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)     Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the         125
2/06/42                    DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam
Trustee, since 2004        Investments, Inc. (1999); Director and Senior Managing Director of
                           Putnam Investments, Inc. and President, Chief Executive Officer, and
                           Director of Putnam Mutual Funds Inc. (1990-1999)
--------------------------------------------------------------------------------------------------------------------

                                       51

Officers

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1)(2)               During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(6)      Managing Director(5), Deutsche Asset Management (since May 2004); President and Chief
7/14/60                    Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central
President and Chief        Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder
Executive Officer since    Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder
2004                       Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive
                           Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and
                           Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global
                           Asset Management
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(7)          Director(5), Deutsche Asset Management (2000-present).  Formerly, Director, John
10/13/63                   Hancock Signature Services (1992-2000)
Vice President and
Anti-Money Laundering
Compliance Officer since
2002
--------------------------------------------------------------------------------------------------------------------

Paul H. Schubert(6)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly, Executive
1/11/63                    Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
since 2004, Treasurer       Management (1994-1998)
since 2005

--------------------------------------------------------------------------------------------------------------------
John Millette(7)           Director(5), Deutsche Asset Management
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------------------------------------------
Lisa Hertz(6)              Vice President, Deutsche Asset Management
8/21/70
Assistant Secretary,
since 2004
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005);
3/27/54                    Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated
Assistant Secretary since  (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United
2003                       States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds
                           Ltd. (2002-2004)
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(7)        Managing Director(5), Deutsche Asset Management
4/01/62
Assistant Secretary since
2002
--------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director(5), Deutsche Asset Management
9/14/60
Vice President since 2003
and Assistant Secretary
since 2002
--------------------------------------------------------------------------------------------------------------------
Scott M. McHugh (7)        Director(5), Deutsche Asset Management
9/13/71
Assistant Treasurer since
2005
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan         Director(5), Deutsche Asset Management
 D'Eramo(7)
 1/25/57
 Assistant Treasurer
 since 2003
--------------------------------------------------------------------------------------------------------------------



                                       52

--------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served(1)(2)               During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Philip Gallo(6  )          Managing Director(5), Deutsche Asset Management (2003-present).  Formerly, Co-Head of
8/02/62                    Goldman Sachs Asset Management Legal (1994-2003)
Chief Compliance Officer
since 2004
--------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2) Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Institutional Funds of which this fund is a series.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

(5)      Executive title, not a board directorship.

(6)      Address:  345 Park Avenue, New York, New York 10154.

(7)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary

Trustee Ownership in the Fund(1)

                                                                              Aggregate Dollar Range of
                                               Dollar Range of                 Ownership as of 12/31/04
                                           Beneficial Ownership in             in all Funds Overseen by
                                              Scudder Inflation                        Trustee
Trustee                                      Protected Plus Fund                in the Fund Complex(2)
-------                                      -------------------                -------------------

Independent Trustees:
---------------------

Richard R. Burt                                 None                            Over $100,000
S. Leland Dill                                  None                            Over $100,000
Martin J. Gruber                                None                            Over $100,000
Joseph R. Hardiman                              None                            Over $100,000
Richard J. Herring                              None                            Over $100,000
Graham E. Jones                                 None                            Over $100,000
Rebecca W. Rimel                                None                            Over $100,000
Philip Saunders, Jr.                            None                            Over $100,000



                                       53

                                                                              Aggregate Dollar Range of
                                               Dollar Range of                 Ownership as of 12/31/04
                                           Beneficial Ownership in             in all Funds Overseen by
                                              Scudder Inflation                        Trustee
Trustee                                      Protected Plus Fund                in the Fund Complex(2)
-------                                      -------------------                -------------------

William N. Searcy                               None                            Over $100,000
William N. Shiebler                             None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee's economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                  Owner and                                       Value of        Percent of Class
Independent                   Relationship to                    Title of     Securities on an     on an Aggregate
Trustee                            Trustee          Company        Class      Aggregate Basis           Basis
-------                            -------          -------        -----      ---------------           -----

Richard R. Burt                                       None
S. Leland Dill                                        None
Martin J. Gruber                                      None
Joseph R. Hardiman                                    None
Richard Herring                                       None
Graham E. Jones                                       None
Rebecca W. Rimel                                      None
Philip Saunders, Jr.                                  None
William N. Searcy                                     None

As of June 30, 2005, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of June 30, 2005, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 13 times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Dill (Chair), Jones, Herring, Searcy and Saunders. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Dill, Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Burt, Gruber (Chair), Hardiman, Herring, Saunders, and Ms. Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met five times and the Equity Oversight Committee met five times during the calendar year ended December 31, 2004.


Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Burt, Gruber, Herring (Chair), Shiebler and Ms. Rimel. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.


Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt (Chair), Dill and Hardiman and Ms. Rimel. This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Dill, Hardiman, Jones (Chair), Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an "interested person" of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

                                                                                           Total Compensation Paid to
                                 Compensation from Scudder      Pension or Retirement         Trustee from the Fund
Name of                          Inflation Protected Plus    Benefits Accrued as Part of          and the Fund
Trustee                                     Fund                    Fund Expenses               Complex(1)(3)
-------                                     ----                    -------------               -------------

Richard R. Burt(4)                          $0                           $0                         $198,370
S. Leland Dill                              $0                           $0                         $155,500
Martin J. Gruber                            $0                           $0                         $136,000
Joseph R. Hardiman(2)                       $0                           $0                         $139,000
Richard J. Herring(2)                       $0                           $0                         $138,000
Graham E. Jones                             $0                           $0                         $137,000
Rebecca W. Rimel(2)                         $0                           $0                         $164,120
Philip Saunders, Jr.(2)                     $0                           $0                         $138,000
William N. Searcy                           $0                           $0                         $149,500

(1) During calendar year 2004, the total number of funds overseen by each Trustee was 55 funds, except for Mr. Burt, who oversaw 58 funds.

(2) Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

(3) Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Advisor.

(4) Mr. Burt also served on the Germany Funds Board in 2004, for which he received the compensation indicated.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust's Administrator or their respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.


                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                     -----------------------------------------------------------------

Years of Service                          Chair Audit Committee                        Other Participants
----------------                          ---------------------                        ------------------

6 years                                          $4,900                                      $3,900
7 years                                          $9,800                                      $7,800
8 years                                          $14,700                                    $11,700
9 years                                          $19,600                                    $15,600
10 years or more                                 $24,500                                    $19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee's election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.


Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Hardiman, Saunders, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property allocated to a series for all losses and expenses of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the applicable series of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Except as otherwise required by the 1940 Act, a separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent auditors. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the outstanding shares of each series at any meeting of shareholders. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Upon liquidation of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including the fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote


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proxies on certain foreign securities due to local restrictions or customs.  The
Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at myscudder.com (type "proxy voting" in the search field).

                             ADDITIONAL INFORMATION

The CUSIP number of Inflation Protected Plus Fund Class S is 811162767.

The Inflation Protected Plus Fund has a fiscal year end of September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.



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                                    APPENDIX

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P Long-Term

"AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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"r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
obligations  linked  or  indexed  to  equities,   currencies,   or  commodities;
obligations  exposed  to  severe  prepayment  risk -- such as  interest-only  or
principal-only  mortgage  securities;   and  obligations  with  unusually  risky
interest terms, such as inverse floaters.

"N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (--) sign designation to show relative standing within the major rating categories.

Short-Term

"A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Preferred Stock

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

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"aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock.
This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Prime Rating System (Short-Term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.


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Earnings  trends  and  coverage  ratios,  while  sound,  may be more  subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Statement Of Differences

The dagger symbol shall be expressed as "D."

Characters normally expressed as superscript shall be preceded by "pp."



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